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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)           November 13, 2002
                                                        ------------------------

                          LEGGETT & PLATT, INCORPORATED
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             (Exact name of registrant as specified in its charter)


         Missouri                        1-7845              44-0324630
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(State or other jurisdiction    (Commission File Number)     (IRS Employer
     of incorporation)                                       Identification No.)


      No. 1 Leggett Road, Carthage, MO                       64836
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      (Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code            417-358-8131
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                                       N/A
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         (Former name or former address, if changed since last report.)

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Item 5. OTHER EVENTS

     At its meeting today, November 13, 2002, the Board of Directors of Leggett & Platt, Incorporated elected Judy C. Odom to the Board of Directors. Ms. Odom was elected to fill the vacancy created by the expansion of the Board to 13 members.

     Leggett & Platt also announced that Michael A. Glauber, Leggett's long-time Chief Financial Officer and Senior Vice President, informed the company of his desire to retire effective in April 2003.

     The press release is attached as Exhibit 99.1 and is hereby incorporated by reference.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   LEGGETT & PLATT, INCORPORATED

Date:     November 13, 2002                        By: /s/ Ernest C. Jett
                                                   -----------------------------
                                                   Ernest C. Jett
                                                   Vice President, General
                                                   Counsel and Secretary

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                                INDEX TO EXHIBITS

Exhibit No.                                          Description
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99.1                                       Press Release dated November 13, 2002